UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2008

RAPTOR PHARMACEUTICALS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-50720	98-0379351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Commercial Blvd., Suite 200, Novato, California 94949
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (415) 382-8111

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 21, 2008 (the “Initial Closing”) Raptor Pharmaceuticals Corp. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”), dated as of May 21, 2008, with eight investors set forth on the signature pages thereto (the “Initial Investors”) for the private placement of units of the Company, each unit comprised of one share of the Company’s common stock, par value $0.001 per share (“Common Stock”) and one warrant to purchase one half of one share of Common Stock, at a purchase price of $0.50 per unit. Immediately subsequent to the Initial Closing, the Company and each Initial Investor entered into an Amendment to the Securities Purchase Agreement (the “Amendment”, and, together with the Purchase Agreement, the “Amended Purchase Agreement”), dated as of May 21, 2008. The details of the Amended Purchase Agreement as called for by this Item 1.01 are fully set forth in Item 1.01 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 22, 2008 and Item 1.01 to the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on May 28, 2008, and is incorporated herein by reference in its entirety.

On or about June 27, 2008, the Company, in a final closing pursuant to the Amended Purchase Agreement (the “Final Closing”), sold an aggregate of 15,280,000 units with two investors set forth on the signature pages to the Amended Purchase Agreement, each unit comprised of one share of the Company’s Common Stock, and one warrant (the “Final Warrants”) to purchase one half of one share of Common Stock, at a purchase price of $0.50 per unit. The Final Warrants have those terms and conditions in the form of warrant attached to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 22, 2008 which is incorporated herein by reference in its entirety.

Item 3.02 Unregistered Sales of Equity Securities.

Subsequent Closings

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The details of the unregistered sales of equity securities as called for by this Item 3.02 are fully set forth in Item 3.02 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 22, 2008 and Item 3.02 to the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on May 28, 2008, and is incorporated herein by reference in its entirety.

On May 30, 2008, the Company, in a closing subsequent to the Initial Closing and prior to the Final Closing, pursuant to the Amended Purchase Agreement, sold an aggregate of 300,000 units with one investor set forth on the signature pages to the Amended Purchase Agreement, each unit comprised of one share of the Company’s Common Stock, and one warrant to purchase one half of one share of Common Stock, at a purchase price of $0.50 per unit.

The Company has authorized the issue and sale to the investors of the Securities pursuant to the Amended Purchase Agreement of up to (i) 20,000,000 shares of Common Stock, including the all of the shares of Common Stock sold pursuant to the Initial Closing, any closings subsequent to the Initial Closing and prior to the Final Closing, and the Final Closing, (collectively, the “Shares”), and (ii) warrants, including all of the warrants sold pursuant to the Initial Closing, any closings subsequent to the Initial Closing and prior to the Final Closing, and the Final Closing, including the Final Warrants (collectively, the “Warrants”), to purchase up to an aggregate of 10,000,000 shares of Common Stock (collectively, the “Warrant Stock”). The Shares, the Warrants and the Warrant Stock are sometimes referred to herein individually and collectively as the “Securities.” The Securities offered and sold under the Amended Purchase Agreement to the investors of the Securities pursuant to the Amended Purchase Agreement subsequent to the Initial Closing (the “Subsequent Investors”, and, together with the Initial Investors, the “Investors”) were offered and sold in reliance upon exemptions from registration under the Securities Act in reliance on Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder, as transactions by an issuer not involving a public offering. The agreements executed in connection with the transactions disclosed above contain representations to support the Company’s reasonable belief that the Investors had access to information concerning the Company’s operation and financial condition, the Investors acquired the Securities for their own account and not with a view to the distribution thereof in the absence of an effective registration statement or an applicable exemption from registration, and that the Investors are sophisticated within the meaning of Section 4(2) of the Securities Act and are “accredited investors” (as defined by Rule 501 under the Securities Act).

The Company obtained representations from the Investors regarding their investment intent, experience and sophistication; and the Investors either received or had access to adequate information about the Company in order to make an informed investment decision. The Company relied upon the representations made by the Subsequent Investors pursuant to the Amended Purchase Agreement in determining that such exemptions were available. No underwriting discounts or commissions were paid by the Company in connection with these transactions.

In connection with the Final Closing, the Company paid cash compensation of $534,800 in placement agent fees. The net proceeds to the Company in connection with the Final Closing, after deducting placement agent fees, were approximately $7.1 million.

Aggregate Financing

For the entire private placement offering, including the Initial Closing, any closings subsequent to the Initial Closing and prior to the Final Closing, and the Final Closing, the Company issued a total of 20,000,000 units to the Investors, consisting of 20,000,000 shares of Common Stock and warrants to purchase an aggregate of 10,000,000 shares of Common Stock, for aggregate total proceeds of $10,000,000. The Company incurred aggregate selling fees of $700,000 in placement agent fees and has issued to placement agents warrants to acquire 2,100,000 shares of Common Stock at an exercise price of $0.55 per share exercisable at any time and expiring 5 years after issuance. The placement agent warrants have those terms and conditions in the form of warrant attached to Exhibit 4.2 to the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on May 28, 2008 which is incorporated herein by reference in its entirety.

The Company intends to use the net proceeds from the transaction to fund ongoing operations.

Item 8.01 Other Events.

On Monday, June 30, 2008, the Company issued a press release that details the above-mentioned private placement. The Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01 in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
99.1	Press Release of the Company dated June 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAPTOR PHARMACEUTICALS CORP.
By: /s/ Kim R. Tsuchimoto
Kim R. Tsuchimoto Chief Financial Officer, Treasurer and Secretary Date: July 2, 2008

Exhibit Index

Exhibit No.	Description
99.1	Press Release of the Company dated June 30, 2008.